                SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2008

EASTERN GOLDFIELDS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-52151	88-0441307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1660 Hotel Circle North, Suite 207, San Diego, California 92108

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (619) 280-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Eastern Goldfields, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 1.01	Entry into a Material Definitive Agreement

On February 21, 2008, we entered into an agreement (the “Agreement”) with Caledonia Mining Corporation Limited (“Caledonia”) wherein we agreed to purchase from Caledonia’s wholly-owned subsidiary, Maid ‘O the Mist (Pty) Limited, all of the outstanding capital stock of Barbrook Mines Limited (“Barbrook”) and assume certain associated shareholder loan accounts. Under the Agreement, the acquisition of the capital stock of Barbrook and the payment of the associated shareholder loan accounts totals approximately R70,000,000 (Rand) and the acquisition of Barbrook is subject to certain conditions. If the conditions are satisfied, the acquisition of Barbrook is scheduled to close within 60 days from February 21, 2008.

The acquisition of Barbrook is subject to the following conditions which are to be satisfied within 30 but no later than 60 days from February 21, 2008:

•

Our receipt of necessary regulatory approvals to complete the acquisition of Barbrook, including approval from the Department of Minerals and Energy of the change in ownership of the Barbrook Mining right under Section 11 of the Mineral and Petroleum Resources and Development Act (if applicable);

•	Approval of the transaction by Caledonia’s Board of Directors and approval of the transaction by our Board of Directors;

•	Approval of the transaction from the Competition Authorities under the terms of the Competition Act;

•	Our completion of a satisfactory due diligence review of the financial information and business operations of Barbrook within 30 days of February 21, 2008;

•	Our receipt of funding of the proposed acquisition of Barbrook on terms acceptable to us within 60 days from February 21, 2008; and

•	Execution by both Caledonia and us of the definitive acquisition agreements within 30 days of February 21, 2008.

Our mineral assets are primarily located in the northeastern portion of the Barberton Mountainland, an area that is in the general vicinity of the Barbrook’s mining operations within the Mpumalanga Province of South Africa.

The Agreement with Caledonia also required that we pay Caledonia the sum of R250,000 (Rand) deposit within three days of February 21, 2008 as a non-refundable prepayment of the R70,000,000 (Rand) purchase price. The deposit has been paid to Caledonia and we are proceeding with the planned acquisition of Barbrook.

While we have not yet completed our planned due diligence review of Barbrook and we have not yet secured the financing needed to complete the acquisition of Barbrook, we anticipate that, to the extent that we are able, the acquisition of Barbrook may allow us to better achieve our goal of becoming a significant junior resource group and second tier gold producer.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS “FORWARD-LOOKING STATEMENTS.” FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR COMPARATIVELY LIMITED FINANCIAL RESOURCES, THE UNCERTAINTY ASSSOCIATED WITH OBTAINING TIMELY AND ACCEPTABLE REGULATORY APPROVALS, AND THE UNCERTAINTIES OF COMPETITIVE AND MARKET PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN GOLDFIELDS, INC.

Date: February 25, 2008	By:	/s/ Michael McChesney

Michael McChesney, Chief Executive Officer